Exhibit 99.1

SPAR Group

Sep 20, 2016

SPAR Group Expands Into Brazil with Acquisition of New Momentum In-Store Companies

WHITE PLAINS, NY / ACCESSWIRE / September 20, 2016 / SPAR Group, Inc. ("SPAR", NASDAQ: SGRP), a leading global supplier of merchandising and other retail services, today announced that it has taken a majority position in a newly created joint venture corporation acquiring ownership from The Interpublic Group ("IPG") in Brazil of New Momentum and New Momentum Services (which were part of their In-Store companies). The new corporation is called SPAR Brasil Serviços de Merchandising e Tecnologia S.A., and together with the acquired New Momentum In-Store companies collectively will be called SPAR Brazil.

SPAR Brazil will be headquartered in Sao Paulo with a second office in Rio de Janeiro and will provide merchandising, in-store promotion and other marketing and retail services throughout Brazil's 26 states. The acquired New Momentum In-Store companies will be consolidated subsidiaries of SPAR and are expected to add more than 20% to SPAR's annual revenue.

This new acquisition adds South America to SPAR's global coverage, which spans six continents and 50% of the world's population with operations in the United States, Australia, Brazil, Canada, China, India, Japan, Mexico, South Africa and Turkey.

"The arrival of SPAR in Brazil is very important to the development of this sector," said Jonathan Dagues, the former Managing Director of the New Momentum companies prior to their acquisition by SPAR and now CEO and President of each of the SPAR Brazil companies. "SPAR's global experience and sector intelligence, combined with its superior technology, give us a decided edge in the market as Brazilian in-store merchandising and marketing efforts continue to develop."

With the acquisition, SPAR continues to add new Fortune 500 brands to its existing client roster as these large, multinational companies value SPAR's global footprint and superior technology. SPAR Brazil's clients will benefit greatly from the SPARtrac® Global Retail Service Operations System, which provides the field management, reporting, tracking and productivity enhancements global clients in Brazil have been asking for.

Steve Adolph, International President of SPAR, commented that, "our new joint venture opportunity in Brazil is our first entry into the important South American market and it will serve as a foundation for further expansion throughout the region. Jonathan's sector experience and strong leadership make him the best person to lead our expansion efforts and enhance our position as the leading global merchandising and retail service company."

About SPAR Group

SPAR Group, Inc., is a diversified international merchandising and marketing services Company and provides a broad array of services worldwide to help companies improve their sales, operating efficiency and profits at retail locations. The Company provides merchandising and other marketing services to manufacturers, distributors and retailers worldwide, primarily in mass merchandiser, office supply, value, grocery, drug, independent, convenience, toy, home improvement and electronics stores, as well as providing furniture and other product assembly services, audit services, in-store events, technology services and marketing research. The Company has supplied these project and product services in the United States since certain of its predecessors were formed in 1979 and internationally since the Company acquired its first international subsidiary in Japan in May of 2001. Product services include restocking and adding new products, removing spoiled or outdated products, resetting categories "on the shelf" in accordance with client or store schematics, confirming and replacing shelf tags, setting new sale or promotional product displays and advertising, replenishing kiosks, providing in-store event staffing and providing assembly services in stores, homes and offices. Audit services include price audits, point of sale audits, out of stock audits, intercept surveys and planogram audits. Other merchandising services include whole store or departmental product sets or resets (including new store openings), new product launches, in-store demonstrations, special seasonal or promotional merchandising, focused product support and product recalls. The Company currently does business in 9 countries that encompass approximately 50% of the total world population through its operations in the United States, Canada, Japan, South Africa, India, China, Australia, Mexico, Turkey and now Brazil. For more information, please visit the SPAR Group's website at http://www.sparinc.com.

Forward-Looking Statements

This Press Release contains "forward-looking statements" made by SPAR Group, Inc. ("SGRP", and together with its subsidiaries, the "SPAR Group" or the "Company"), will be filed shortly in a Current Report on Form 8-K by SGRP with the Securities and Exchange Commission (the "SEC"). There also are "forward looking statements" contained in SGRP's Annual Report on Form 10-K for the year ended December 31, 2015 (the "Annual Report"), which was filed by SGRP with the SEC, SGRP's definitive Proxy Statement respecting its Annual Meeting of Stockholders held on May 19, 2016 (the "Proxy Statement"), which SGRP filed with the SEC on April 27, 2016, and SGRP's Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and statements as and when filed with the SEC (including the Annual Report and the Proxy Statement, each a "SEC Report"). "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, collectively, "Securities Laws").

The forward-looking statements made by the Company in this Press Release may include (without limitation) any expectations, guidance or other information respecting the pursuit or achievement of the Company's corporate strategic objectives (growth, customer value, employee development, productivity & efficiency, and earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, improving on the value we already deliver to customers, our growing client base, continuing balance sheet strength, customer contract expansion, growing revenues and becoming profitable through organic growth and acquisitions, attracting new business that will increase SPAR Group's revenues, improving product mix, continuing to maintain or reduce costs or consummating any transactions. The Company's forward-looking statements also include, in particular and without limitation, those made in "Business", "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Annual Report. You can identify forward-looking statements in such information by the Company's use of terms such as "may", "will", "expect", "intend", "believe", "estimate", "anticipate", "continue" or similar words or variations or negatives of those words.

You should carefully consider (and not place undue reliance on) the Company's forward-looking statements, risk factors and the other risks, cautions and information made, contained or noted in or incorporated by reference into this Press Release, the Proxy Statement and the other applicable SEC Reports that could cause the Company's actual performance or condition (including its assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition) to differ materially from the performance or condition planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "expectations") and described in the information in the Company's forward-looking and other statements, whether express or implied. Although the Company believes them to be reasonable, those expectations involve known and unknown risks, uncertainties and other unpredictable factors (many of which are beyond the Company's control) that could cause those expectations to fail to occur or be realized or such actual performance or condition to be materially and adversely different from the Company's expectations. In addition, new risks and uncertainties arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its expectations will be achieved in whole or in part, that the Company has identified all potential risks, or that the Company can successfully avoid or mitigate such risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in SGRP's Common Stock.

You should carefully review the risk factors described in the Annual Report (See Item 1A - Risk Factors) and any other risks, cautions or information made, contained or noted in or incorporated by reference into the Annual Report, the Proxy Statement or other applicable SEC Report. All forward-looking and other statements or information attributable to the Company or persons acting on its behalf are expressly subject to and qualified by all such risk factors and other risks, cautions and information.

The Company does not intend or promise, and the Company expressly disclaims any obligation, to publicly update or revise any forward-looking statements, risk factors or other risks, cautions or information (in whole or in part), whether as a result of new information, risks or uncertainties, future events or recognition or otherwise, except as and to the extent required by applicable law.

Company Contact:

James R. Segreto

Chief Financial Officer

SPAR Group, Inc.

(914) 332-4100

Investor Contact:

Dave Mossberg

Three Part Advisors

(817) 310-0051